UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2017

CARE CAPITAL PROPERTIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37356	37-1781195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
191 N. Wacker Drive, Suite 1200, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 881-4700

N/A
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Item 2.01.     Completion of Acquisition or Disposition of Assets.

On April 28, 2017, Care Capital Properties, Inc. (the “Company”), through its wholly owned subsidiaries, completed the acquisition of six behavioral health hospitals from affiliates of Signature Healthcare Services, LLC (“Signature”).  The Company funded a total of $379 million in cash at closing and has an option, exercisable beginning in October 2018, to purchase one additional building for an amount that is expected to be approximately $20 million.  Concurrent with the closing of the transaction, the Company entered into a long-term triple-net lease with affiliates of Signature to operate the acquired properties at an initial annual base rent of approximately $30 million.  In addition, as part of the transaction, the Company agreed to fund up to $50 million in capital expenditures to finance future expansion and other improvements of the acquired properties.

Item 7.01.     Regulation FD Disclosure.

A copy of the press release issued by the Company on May 1, 2017 announcing the completion of the transaction is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 9.01.     Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

       Financial statements of the real estate operations acquired and any additional information specified by Rule 3-14 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

(b)  Pro Forma Financial Information.

       Pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

(c)  Shell Company Transactions.

       Not applicable.

(d)  Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on May 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARE CAPITAL PROPERTIES, INC.

Date:	May 2, 2017	By:	/s/ Kristen M. Benson
Kristen M. Benson
Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by the Company on May 1, 2017.

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